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                                                                    Exhibit 23.1

                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-53841) of WAM!NET Inc. and in the related Prospectus of our report dated March 2, 2000, with respect to the consolidated financial statements and schedule of WAM!NET Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1999.


                                        /s/ Ernst & Young LLP


Minneapolis, Minnesota
March 14, 2000